UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 27, 2011 (May 23, 2011)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway
Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 23, 2011, the Board of Directors (the “Board”) of Tredegar Corporation (“Tredegar”) approved an amendment to Article II, Section 2, of Tredegar’s Amended and Restated Bylaws (the “Bylaws”) to increase the size of the Board from nine to ten directors.

A copy of the Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2011, Tredegar held its Annual Meeting of Shareholders (the “Meeting”).  As of March 25, 2011, the record date for the Meeting, there were a total of 31,953,448 shares of Tredegar’s common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 29,992,474 shares of Tredegar’s common stock, constituting approximately 94% of the outstanding shares on the record date for the Meeting, were represented in person or by proxy; therefore, a quorum was present.  The results of the meeting were as follows:

Proposal 1 – Election of Directors

Directors	Votes For	Withheld	Broker Non-Votes
George C. Freeman, III	23,660,612	2,745,755	3,586,107
George A. Newbill	16,928,983	9,477,384	3,586,107
Thomas G. Slater, Jr.	16,594,527	9,811,840	3,586,107
R. Gregory Williams	16,933,280	9,473,087	3,586,107

All directors were duly elected.

Proposal 2 – Advisory Vote Approving Compensation of Named Executive Officers
Votes For	Votes Against	Abstentions	Broker Non-Votes
19,489,550	4,589,794	2,326,923	3,586,107

The proposal was approved on a non-binding advisory basis.

Proposal 3 – Advisory Vote Approving Frequency of Shareholder Advisory Votes on Executive Compensation of Named Executive Officers
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
12,133,884	65,942	11,879,190	2,327,238	3,586,107

Shareholders voted on a non-binding advisory basis on the frequency of future shareholder advisory votes on the compensation of Tredegar’s named executive officers as set forth in the table above.

2

Proposal 4 – The Ratification of the Appointment of PricewaterhouseCoopers LLP as Tredegar’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2011

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,869,609	92,016	30,750	-0-

The appointment of PricewaterhouseCoopers LLP was ratified.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of May 23, 2011

3

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: May 27, 2011	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary

4

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of May 23, 2011